UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

PIER 1 IMPORTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-07832	75-1729843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 JOHN B SIAS MEMORIAL PARKWAY, SUITE 255 FORT WORTH, TEXAS		76134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 252-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PIRRQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On February 18, 2020, the New York Stock Exchange (“NYSE”) notified Pier 1 Imports, Inc. that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock of Pier 1 Imports, Inc. upon completion of all applicable procedures. A Form 25 was filed with the SEC by the NYSE on March 3, 2020 and the delisting of the common stock became effective 10 days later. The deregistration of the common stock under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the common stock under Section 12(b) of the Exchange Act, the common stock will remain registered under Section 12(g) of the Exchange Act.

Item 7.01     Regulation FD Disclosure

Pier 1 Imports, Inc. (the “Company”) announced on February 18, 2020, that, among other things, the Company and its subsidiaries (together, the “Debtors”) each filed a voluntary petition in the U.S. Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”) requesting relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (collectively, the “Chapter 11 Proceedings”). The Chapter 11 Proceedings are being jointly administered under the caption and case number: In re Pier 1 Imports, Inc., et al., Case No. 20-30805 (KRH).

On April 30, 2020, the Debtors filed with the Bankruptcy Court their monthly operating report for the period beginning February 17, 2020 and ending March 31, 2020 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibit hereto) (this “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed herein. The Monthly Operating Report and other documents filed with the Bankruptcy Court are available for inspection at https://dm.epiq11.com/case/pier1. Documents and other information available on such website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and are not deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

As reported in a Form 12b-25 filed by the Company on May 28, 2020, the Company is not filing an Annual Report on Form 10-K for the fiscal year ended February 29, 2020, or any other reports on Forms 10-Q or 10-K for subsequent periods. Instead, the Company intends to file Current Reports on Form 8-K containing the Company’s monthly operating reports that are filed by the Company with the Bankruptcy Court.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this Form 8-K and the Monthly Operating Report may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. The Company may also make forward-looking statements in other reports filed with the SEC, in press releases, in presentations and in material delivered to the Company’s stakeholders, including creditors and shareholders. Forward-looking statements provide current expectations of future events based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors. These statements encompass information that does not directly relate to any historical or current fact and often may be identified with words such as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “intend” and other similar expressions.

Risks and uncertainties that may affect the Company’s operations and performance include, among others: risks and uncertainties associated with the Chapter 11 Proceedings; the effects of public health emergencies, including the COVID-19 pandemic; risks and uncertainties related to, and the impact of, the closure of the Company’s stores nationwide and its corporate headquarters, the length of time its stores and corporate headquarters are closed and the associated costs and loss of revenue and impact on liquidity; the failure by the Company to identify, develop and successfully implement immediate action plans; the inability of the Company to source, ship and deliver items of acceptable quality to its U.S. distribution and fulfillment centers, stores and customers at reasonable prices and rates in a timely fashion; risks related to outsourcing certain business processes to third-party vendors, including disruptions in business, cyber security threats and increased costs; an overall decline in the health of the U.S. economy and its impact on consumer confidence and spending; disruptions in the Company’s domestic supply chain or e-commerce website; failure to successfully manage and execute the Company’s marketing initiatives; the Company’s access to adequate operating cash flow, trade credit, borrowed funds and capital to fund its operations and pay its obligations as they become due, including the impact of continued deterioration of the Company’s financial performance or adverse trends or disruption in the global credit and equity markets; failure to attract, motivate and retain an effective management team or changes in the cost or availability of a suitable workforce; risks related to the Company’s dependence on technology in the operation of its business; failure to protect consumer data; risks related to cybersecurity and e-commerce related fraud; factors beyond the Company’s control, including general economic and market conditions, fluctuations in the Company’s financial condition; and regulatory and legal risks.

The Company assumes no obligation to update or otherwise revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied will not be realized. Additional information concerning these risks and uncertainties is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended March 2, 2019, as filed with the SEC and in the Company’s other filings with the SEC.

Item 9.01     Financial Statements and Exhibits

(a) - (c)     Not Applicable.

(d)             Exhibits.

Exhibit	Description
99.1	Monthly Operating Report for the period beginning February 17, 2020 and ending March 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.
Date: May 29, 2020	By:	/s/ Robert J. Riesbeck
Robert J. Riesbeck
Chief Executive Officer and Chief Financial Officer